UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2024

Ambrx Biopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56600	93-2892120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10975 North Torrey Pines Road La Jolla, California	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 875-2400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	AMAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 8, 2024, Ambrx Biopharma, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated January 5, 2024, with Johnson & Johnson, a New Jersey corporation (“Johnson & Johnson”), and Charm Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Johnson & Johnson (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Johnson & Johnson. All capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Merger Agreement.

On March 7, 2024, Merger Sub completed its Merger with and into the Company, pursuant to the terms of the Merger Agreement. The Company was the surviving corporation in the Merger (the “Surviving Corporation”) and, as a result, is now a wholly owned subsidiary of Johnson & Johnson.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (“Company Shares”) issued and outstanding immediately prior to the Effective Time (other than certain Company Shares cancelled pursuant to the Merger Agreement and Company Shares with respect to which appraisal rights had been exercised) was converted into the right to receive cash in an amount equal to $28.00 per share (the “Merger Consideration”), without interest and less any applicable withholdings.

Pursuant to the Merger Agreement, at the Effective Time:

•

Each option to purchase Company Shares (each, a “Company Option”) that was then outstanding and unexercised as of immediately prior to the Effective Time, whether vested or unvested, and which had a per share exercise price that was less than the Merger Consideration was cancelled and converted into the right to receive an amount in cash (without interest and less any applicable tax withholdings) equal to the product of (i) the aggregate number of Company Shares underlying such Company Option immediately prior to the Effective Time, and (ii) the excess of (A) the Merger Consideration over (B) the per share exercise price of such Company Option.

•	Each other Company Option that had a per share exercise price that was equal to or exceeded the amount of the Merger Consideration was cancelled for no consideration.

•

Each award of restricted stock units (each, a “Company RSU Award”) that was then outstanding as of immediately prior to the Effective Time was cancelled and converted into the right to receive an amount in cash (without interest and less any applicable tax withholdings) equal to the product of (i) the aggregate number of Company Shares underlying such Company RSU Award immediately prior to the Effective Time and (ii) the Merger Consideration.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 8, 2024 and the terms of which are incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the closing of the transactions contemplated by the Merger Agreement, effective as of immediately prior to the Effective Time, the Company terminated the Ambrx Biopharma, Inc. Amended and Restated 2021 Employee Share Purchase Plan.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note, Item 3.01, Item 3.03, Item 5.01, Item 5.02 and Item 5.03 are incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note are incorporated herein by reference.

On March 7, 2024, the Company (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and its intent to remove all Company Shares from the Nasdaq Global Select Market and (ii) requested that Nasdaq (A) halt trading of Company Shares effective before the opening of trading on March 7, 2024, and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Company Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Company Shares will be suspended from trading on the Nasdaq Global Select Market on March 8, 2024. Following the effectiveness of such Form 25, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting the termination of registration of the Company Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 3.01, Item 5.01 and Item 5.03 are incorporated herein by reference.

As a result of the Merger, each Company Share issued and outstanding immediately prior to the Effective Time (except as described in the Introductory Note of this Current Report on Form 8-K) was converted, at the Effective Time, into the right to receive the Merger Consideration, without interest and less any applicable withholdings, in accordance with the terms of the Merger Agreement. Accordingly, at the Effective Time, the stockholders of such Company Shares ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01 Changes in Control of Registrant.

The disclosures under the Introductory Note, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 are incorporated herein by reference.

As a result of the consummation of the Merger, there was a change in control of the Company, and Johnson & Johnson, as the direct parent of Merger Sub, acquired 100% of the voting securities of the Company. The aggregate purchase price paid by Johnson & Johnson in the acquisition of the Company was approximately $2.0 billion in equity value, or $1.9 billion net of estimated cash acquired, which was fully funded by Johnson & Johnson through cash on hand.

To the knowledge of the Company, there are no arrangements which may at a subsequent date result in a further change in control of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures under the Introductory Note are incorporated herein by reference.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement, as of the Effective Time, each of the directors of the Company (Stephen C. Glover; Daniel J. O’Connor; Kate Hermans; Janet Loesberg, Pharm. D.; Paul V. Maier; and Margaret R. Dalesandro, Ph.D.) resigned and ceased to be directors of the Company and members of any committee of the Company’s board of directors. These resignations were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement, as of the Effective Time, the directors of Merger Sub immediately prior to the Effective Time became the directors of the Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time were Johan Verbeeck and Allen Y. Kim.

Immediately following the consummation of the Merger, Mr. O’Connor, the Company’s President and Chief Executive Officer, ceased to be employed with the Company. In connection with such cessation of employment, Mr. O’Connor is entitled to the severance payments and benefits provided in connection with a Change of Control Termination (as defined in, and subject to the terms and conditions of, Section 7(b) of the Amended and Restated Executive Employment Agreement, dated as of December 1, 2023, between Mr. O’Connor and the Company, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 1, 2023 and the terms of which are incorporated herein by reference). In addition, and on account of such termination of employment, Mr. O’Connor will be entitled to the accelerated vesting and payment of his restricted cash award from the Company, in the gross amount of $10,500,000.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

The disclosures under the Introductory Note are incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s certificate of incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety to be in the form of Annex A to the Merger Agreement (the “Amended and Restated Certificate of Incorporation”).

In addition, pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that references to Merger Sub’s name were replaced by references to the name of the Surviving Corporation and the indemnification provisions were conformed to the indemnification provisions of the Company’s bylaws as in effect immediately prior to the Effective Time (the “Amended and Restated Bylaws”).

Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of January 5, 2024, by and among Johnson & Johnson, Charm Merger Sub, Inc. and Ambrx Biopharma, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 8, 2024).*

3.1	Amended and Restated Certificate of Incorporation of Ambrx Biopharma, Inc., dated March 7, 2024.

3.2	Amended and Restated Bylaws of Ambrx Biopharma, Inc., dated March 7, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBRX BIOPHARMA, INC.

By:	/s/ Sonja Nelson
Name: Sonja Nelson Title: Chief Financial Officer

Dated: March 7, 2024